For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES THIRD QUARTER RESULTS

Expects AOS and LiveRamp to Generate Approximately $60M in Revenue for FY15
Reiterates Overall Full Year Guidance

LITTLE ROCK, Ark. – February 4, 2015 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service Company, today announced financial results for its third quarter ended December 31, 2014.

Third Quarter Financial Highlights

Total revenue was down 3% compared to the third quarter of fiscal 2014 as a result of expected IT Infrastructure Management declines.

·	Marketing and Data Services revenue was $208 million, up 1% compared to the third quarter of fiscal 2014.
·	Combined AOS and LiveRamp revenue was $21 million, up approximately 40% compared to the second quarter of fiscal 2015.
·	Gross media spend enabled by the AOS platform was $73 million, up 265% compared to the prior year period and up 97% compared to the second quarter of fiscal 2015.
·	IT Infrastructure Management revenue was down approximately 16% compared to the same period a year ago.

GAAP operating income and diluted earnings per share were down due to expenses associated with business separation and transformation activities, non-cash compensation and acquired intangible asset amortization, as well as declines in IT Infrastructure Management.

·
Net earnings per diluted share from continuing operations were $0.06 compared to earnings per share of $0.19 a year ago. Earnings per share in the prior year period were positively impacted by a tax adjustment resulting in a $0.04 improvement. Unusual items, non-cash compensation and intangible asset amortization impacted GAAP earnings per share by $0.17 in the quarter. Unusual items included expenses associated with the Company’s restructuring activities and separation and transformation initiatives.

·
Operating cash flow from continuing operations was $111 million for the trailing twelve months, down 43% compared to the same period a year ago. Free cash flow to equity was $1 million for the trailing twelve-month period compared to $103 million for the comparable period. The decline was primarily due to changes in working capital, and to a lesser extent, cash restructuring and business transformation expenditures.

Non-GAAP operating income and diluted earnings per share were down as a result of the declines in the IT Infrastructure Management business.

·	Non-GAAP diluted earnings per share were $0.23 compared to $0.27 a year ago. Earnings per share in the prior year period were positively impacted by a tax adjustment resulting in a $0.04 improvement.

·	Non-GAAP operating income was $30 million, down from $32 million for the same period last year.
·	Non-GAAP Marketing and Data Services operating margin was roughly 12%, flat compared to the third quarter of fiscal 2014.

Our non-GAAP results exclude unusual items, non-cash compensation and acquired intangible asset amortization. A reconciliation between GAAP and non-GAAP results is attached to this release.

“While we continue to strengthen our Marketing and Data Services business, we are experiencing great momentum with AOS and LiveRamp,” said Acxiom CEO Scott Howe. “We added 25 new AOS and LiveRamp customers during the quarter, more than doubled our subscription revenue year-over-year and expect to exit FY15 with a revenue run-rate of roughly $80 million. Data-driven marketing is still in the early innings, and we are pleased to be at the forefront of powering this trend.”

Third Quarter Business Highlights

·
Acxiom signed several Marketing and Data Services agreements during the quarter including new database contracts with Payless ShoeSource and Guardian Media Group, as well as renewals with a major telecommunications company and a leading insurance firm.

·	The Company signed 25 new AOS and LiveRamp agreements during the quarter. The AOS and LiveRamp client roster now totals 195 and includes 22 Fortune 100 companies.

·
LiveRamp expanded its strategic partnership with Datalogix, which now runs through the end of 2017. Datalogix will continue to leverage LiveRamp as an important partner for data onboarding services used to connect its syndicated and custom segments and its clients’ first-party data assets to digital media.

·
Acxiom data is now being distributed to more than 20 partners, including most of the major demand side platforms and leading enterprise software companies. In the quarter, Acxiom joined the Salesforce Analytics Cloud Ecosystem to provide consumer recognition, data assets and value-added analytic insights to Salesforce users.

·
Acxiom extended the duration of its existing share repurchase program for an additional year, through November 12, 2015. The Company did not repurchase any shares in the quarter. Since inception of the share repurchase program in August 2011, Acxiom has repurchased 12.9 million shares, or approximately 16% of the outstanding common stock, for $202 million.

Financial Outlook

Our guidance includes the impact of the LiveRamp acquisition but excludes the impact of unusual items, non-cash compensation and acquired intangible asset amortization. Acxiom’s estimates for fiscal 2015 are as follows:

·
We continue to expect revenue from continuing operations for the fiscal year to be down roughly 4% compared to fiscal year 2014. The decline in revenue is primarily due to the impact of lost IT Infrastructure Management customers and the exit of our analog paper survey business in Europe.

·	We continue to expect earnings per diluted share to be in the range of $0.73 to $0.78.

Conference Call

Acxiom will hold a conference call at 3:30 p.m. CT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the LiveRamp transaction may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2014, which was filed with the Securities and Exchange Commission on May 28, 2014.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	December 31,
			$	%
	2014	2013	Variance	Variance

Revenue:
Marketing and data services	208,246	206,662	1,584	0.8%
IT Infrastructure management services	52,194	62,099	(9,905)	(16.0%)
Total revenue	260,440	268,761	(8,321)	(3.1%)

Operating costs and expenses:
Cost of revenue	203,728	201,430	2,298	1.1%
Selling, general and administrative	47,345	43,383	3,962	9.1%
Gains, losses and other items, net	4,175	4,657	(482)	(10.4%)

Total operating costs and expenses	255,248	249,470	5,778	2.3%

Income from operations	5,192	19,291	(14,099)	(73.1%)
% Margin	2.0%	7.2%
Other income (expense):
Interest expense	(2,610)	(3,114)	504	16.2%
Other, net	(34)	1,484	(1,518)	(102.3%)

Total other income (expense)	(2,644)	(1,630)	(1,014)	(62.2%)

Earnings from continuing operations before income taxes	2,548	17,661	(15,113)	(85.6%)

Income taxes	(1,926)	3,083	(5,009)	(162.5%)

Net earnings from continuing operations	4,474	14,578	(10,104)	(69.3%)

Earnings (loss) from discontinued operations, net of tax	(318)	489	(807)	(165.0%)

Net earnings	4,156	15,067	(10,911)	(72.4%)

Less: Net earnings attributable to noncontrolling interest	-	-	-	-

Net earnings attributable to Acxiom	4,156	15,067	(10,911)	(72.4%)

Basic earnings per share:
Net earnings from continuing operations	0.06	0.19	(0.13)	(69.4%)
Earnings from discontinued operations	-	0.01	(0.01)	0.0%
Net earnings	0.05	0.20	(0.15)	(75.0%)

Net earnings attributable to Acxiom stockholders	0.05	0.20	(0.15)	(73.0%)

Diluted earnings per share:
Net earnings from continuing operations	0.06	0.19	(0.13)	(69.9%)
Earnings from discontinued operations	-	0.01	(0.01)	0.0%
Net earnings	0.05	0.19	(0.14)	(73.7%)

Net earnings attributable to Acxiom stockholders	0.05	0.19	(0.14)	(72.1%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Nine Months Ended
	December 31,
			$	%
	2014	2013	Variance	Variance

Revenue:
Marketing and data services	599,177	595,407	3,770	0.6%
IT Infrastructure management services	163,515	198,309	(34,794)	(17.5%)
Total revenue	762,692	793,716	(31,024)	(3.9%)

Operating costs and expenses:
Cost of revenue	601,349	596,642	4,707	0.8%
Selling, general and administrative	144,766	123,857	20,909	16.9%
Gains, losses and other items, net	12,556	11,241	1,315	11.7%

Total operating costs and expenses	758,671	731,740	26,931	3.7%

Income (loss) from operations	4,021	61,976	(57,955)	(93.5%)
% Margin	0.5%	7.8%
Other income (expense):
Interest expense	(7,576)	(9,113)	1,537	16.9%
Other, net	(562)	1,238	(1,800)	(145.4%)

Total other income (expense)	(8,138)	(7,875)	(263)	(3.3%)

Earnings (loss) from continuing operations before income taxes	(4,117)	54,101	(58,218)	(107.6%)

Income taxes	(1,023)	17,582	(18,605)	(105.8%)

Net earnings (loss) from continuing operations	(3,094)	36,519	(39,613)	(108.5%)

Earnings (loss) from discontinued operations, net of tax	(1,898)	1,507	(3,405)	(225.9%)

Net earnings (loss)	(4,992)	38,026	(43,018)	(113.1%)

Less: Net loss attributable to noncontrolling interest	-	(60)	60	100.0%

Net earnings (loss) attributable to Acxiom	(4,992)	38,086	(43,078)	(113.1%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.04)	0.49	(0.53)	(108.2%)
Earnings (loss) from discontinued operations	(0.02)	0.02	(0.04)	(200.0%)
Net earnings (loss)	(0.06)	0.51	(0.57)	(111.8%)

Net earnings (loss) attributable to Acxiom stockholders	(0.06)	0.51	(0.57)	(112.7%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.04)	0.48	(0.52)	(108.4%)
Earnings (loss) from discontinued operations	(0.02)	0.02	(0.04)	(200.0%)
Net earnings (loss)	(0.06)	0.50	(0.56)	(112.0%)

Net earnings (loss) attributable to Acxiom stockholders	(0.06)	0.50	(0.56)	(113.0%)

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Nine Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

Earnings (loss) from continuing operations before income taxes	2,548	17,661	(4,117)	54,101

Income taxes	(1,926)	3,083	(1,023)	17,582

Net earnings (loss) from continuing operations	4,474	14,578	(3,094)	36,519

Earnings (loss) from discontinued operations, net of tax	(318)	489	(1,898)	1,507

Net earnings (loss)	4,156	15,067	(4,992)	38,026

Less: Net earnings (loss) attributable to noncontrolling interest	-	-	-	(60)

Net earnings (loss) attributable to Acxiom	4,156	15,067	(4,992)	38,086

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	0.05	0.20	(0.06)	0.51

Diluted	0.05	0.19	(0.06)	0.50

Unusual items:
Legal settlement accruals	-	1,000	-	4,200
Purchased intangible asset amortization	3,783	62	7,667	272
Live Ramp acquisition costs	-	-	820	-
Non-cash stock compensation	8,582	3,455	20,538	10,344
Restructuring charges and other adjustments	4,175	3,657	11,737	7,041
Separation and transformation costs	8,116	4,897	29,444	7,083
Gain on investment (other income)	-	(2,567)	-	(2,567)

Total unusual items, continuing operations	24,656	10,504	70,206	26,373

Earnings from continuing operations before income taxes
and excluding unusual items	27,204	28,165	66,089	80,474

Income taxes	8,977	6,979	23,947	27,541

Non-GAAP earnings from continuing operations	18,227	21,186	42,142	52,933

Earnings from discontinued operations, net of tax	-	-	-	-

Non-GAAP net earnings	18,227	21,186	42,142	52,933

Less: Net loss attributable to noncontrolling interest	-	-	-	(60)

Non-GAAP Net earnings attributable to Acxiom	18,227	21,186	42,142	52,993

Non-GAAP earnings per share attributable to Acxiom stockholders:

Basic	0.24	0.28	0.55	0.71

Diluted	0.23	0.27	0.54	0.69

Basic weighted average shares	77,039	75,009	76,998	74,155

Diluted weighted average shares	78,302	77,839	78,316	76,456

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Nine Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

Income from operations	5,192	19,291	4,021	61,976

Unusual items	24,656	13,071	70,206	28,940

Income from operations before unusual items	29,848	32,362	74,227	90,916

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	December 31,	December 31,
	2014	2013

Basic earnings per share from continuing operations:
Numerator - net earnings	4,474	14,578
Denominator - weighted-average shares outstanding	77,039	75,009
Basic earnings per share	0.06	0.19

Basic earnings per share - net earnings attributable to Acxiom stockholders:
Numerator - net earnings attributable to Acxiom	4,156	15,067
Denominator - weighted-average shares outstanding	77,039	75,009
Basic earnings per share - net earnings attributable to Acxiom stockholders	0.05	0.20

Diluted earnings per share from continuing operations:
Numerator - net earnings	4,474	14,578

Denominator - weighted-average shares outstanding	77,039	75,009
Dilutive effect of common stock options, warrants and restricted stock	1,263	2,830
	78,302	77,839

Diluted earnings per share from continuing operations	0.06	0.19

Diluted earnings per share - net earnings attributable to Acxiom stockholders:
Numerator - net earnings attributable to Acxiom	4,156	15,067

Denominator - weighted-average shares outstanding	77,039	75,009
Dilutive effect of common stock options, warrants, and restricted stock	1,263	2,830
	78,302	77,839

Diluted earnings per share - net earnings attributable to Acxiom stockholders	0.05	0.19

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Nine Months Ended

	December 31,	December 31,
	2014	2013

Basic earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(3,094)	36,519
Denominator - weighted-average shares outstanding	76,998	74,155
Basic earnings (loss) per share	(0.04)	0.49

Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(4,992)	38,086
Denominator - weighted-average shares outstanding	76,998	74,155
Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.06)	0.51

Diluted earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(3,094)	36,519

Denominator - weighted-average shares outstanding	76,998	74,155
Dilutive effect of common stock options, warrants and restricted stock	-	2,301
	76,998	76,456

Diluted earnings (loss) per share from continuing operations	(0.04)	0.48

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(4,992)	38,086

Denominator - weighted-average shares outstanding	76,998	74,155
Dilutive effect of common stock options, warrants, and restricted stock	-	2,301
	76,998	76,456

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.06)	0.50

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,	December 31,
Revenue:	2014	2013

Marketing and data services	208,246	206,662
IT Infrastructure management services	52,194	62,099

Total revenue	260,440	268,761

Income from continuing operations:

Marketing and data services	13,703	22,529
IT Infrastructure management services	3,780	6,316
Corporate	(12,291)	(9,554)

Total income from continuing operations	5,192	19,291

Margin:

Marketing and data services	6.6%	10.9%
IT Infrastructure management services	7.2%	10.2%

Total margin	2.0%	7.2%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended

	December 31,	December 31,
Revenue:	2014	2013

Marketing and data services	599,177	595,407
IT Infrastructure management services	163,515	198,309

Total revenue	762,692	793,716

Income from continuing operations:

Marketing and data services	33,372	51,256
IT Infrastructure management services	12,649	29,044
Corporate	(42,000)	(18,324)

Total income from continuing operations	4,021	61,976

Margin:

Marketing and data services	5.6%	8.6%
IT Infrastructure management services	7.7%	14.6%

Total margin	0.5%	7.8%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Nine Months Ended
	December 31,		December 31,
	2014	2013	2014	2013

Marketing and data services income from operations	13,703	22,529	33,372	51,256

Unusual items:

Purchased intangible asset amortization	3,783	62	7,667	272
Non-cash stock compensation	7,971	2,685	18,334	7,927

Marketing and data services income
from operations before unusual items	25,457	25,276	59,373	59,455

Margin	12.2%	12.2%	9.9%	10.0%

IT infrastructure management services income
from operations	3,780	6,316	12,649	29,044

Unusual items:

Non-cash stock compensation	611	770	2,204	2,417

IT infrastructure management services income
from operations before unusual items	4,391	7,086	14,853	31,461

Margin	8.4%	11.4%	9.1%	15.9%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	December 31,	March 31,	$	%
	2014	2014	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	126,891	418,586	(291,695)	(69.7%)
Trade accounts receivable, net	155,867	160,718	(4,851)	(3.0%)
Deferred income taxes	15,809	12,870	2,939	22.8%
Refundable income taxes	11,823	11,535	288	2.5%
Restricted cash held in escrow	31,000	-	31,000	100.0%
Other current assets	50,163	54,484	(4,321)	(7.9%)
Assets of discontinued operations	478	7,332	(6,854)	(93.5%)

Total current assets	392,031	665,525	(273,494)	(41.1%)

Property and equipment	733,387	852,236	(118,849)	(13.9%)
Less - accumulated depreciation and amortization	516,899	635,330	(118,431)	(18.6%)

Property and equipment, net	216,488	216,906	(418)	(0.2%)

Software, net of accumulated amortization	77,033	39,425	37,608	95.4%
Goodwill	572,589	358,384	214,205	59.8%
Purchased software licenses, net of accumulated amortization	14,555	18,584	(4,029)	(21.7%)
Other assets, net	41,257	24,477	16,780	68.6%

	1,313,953	1,323,301	(9,348)	(0.7%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	33,269	28,567	4,702	16.5%
Trade accounts payable	33,527	36,179	(2,652)	(7.3%)
Accrued payroll and related expenses	35,718	62,182	(26,464)	(42.6%)
Other accrued expenses	69,338	70,412	(1,074)	(1.5%)
Acquisition escrow payable	31,000	-	31,000	100.0%
Deferred revenue	37,944	47,638	(9,694)	(20.3%)
Income taxes	-	241	(241)	(100.0%)
Liabilities of discontinued operations	1,548	4,250	(2,702)	(63.6%)

Total current liabilities	242,344	249,469	(7,125)	(2.9%)

Long-term debt	262,761	289,043	(26,282)	(9.1%)

Deferred income taxes	103,498	90,226	13,272	14.7%

Other liabilities	14,942	11,706	3,236	27.6%

Stockholders' equity:
Common stock	12,723	12,584	139	1.1%
Additional paid-in capital	1,015,697	981,985	33,712	3.4%
Retained earnings	597,837	602,829	(4,992)	(0.8%)
Accumulated other comprehensive income	9,364	13,662	(4,298)	(31.5%)
Treasury stock, at cost	(945,213)	(928,203)	(17,010)	(1.8%)
Total stockholders' equity	690,408	682,857	7,551	1.1%

	1,313,953	1,323,301	(9,348)	(0.7%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	December 31,

	2014	2013

Cash flows from operating activities:
Net earnings	4,156	15,067
Loss (earnings) from discontinued operations, net of tax	318	(489)
Non-cash operating activities:
Depreciation and amortization	29,285	25,457
Gain on disposal or impairment of assets	-	(2,567)
Loss on early extinguishment of debt	-	664
Deferred income taxes	4,002	(3,138)
Non-cash stock compensation expense	8,582	3,455
Changes in operating assets and liabilities:
Accounts receivable	(1,080)	8,806
Other assets	3	6,925
Deferred costs	(105)	(89)
Accounts payable and other liabilities	(4,873)	7,118
Deferred revenue	2,376	2,582
Net cash provided by operating activities	42,664	63,791
Cash flows from investing activities:
Capitalized software	(4,408)	(5,495)
Capital expenditures	(13,132)	(6,681)
Data acquisition costs	(394)	(1,786)
Payments from investments	-	3,633
Net cash provided (used) by investing activities	(17,934)	(10,329)
Cash flows from financing activities:
Proceeds from debt	-	300,000
Payments of debt	(8,957)	(220,934)
Fees for debt refinancing	-	(4,370)
Sale of common stock, net of stock acquired for withholding taxes	1,680	50,547
Acquisition of treasury stock	-	(13,826)
Acquisition of noncontrolling interest	-	(600)
Net cash provided (used) by financing activities	(7,277)	110,817
Cash flows from discontinued operations:
From operating activities	140	(19)
From investing activities	-	(19)
Net cash provided by discontinued operations	140	(38)
Effect of exchange rate changes on cash	(512)	51

Net change in cash and cash equivalents	17,081	164,292
Cash and cash equivalents at beginning of period	109,810	216,616
Cash and cash equivalents at end of period	126,891	380,908

Supplemental cash flow information:
Cash paid during the period for:
Interest	809	3,281
Income taxes	182	4,766
Payments on capital leases and installment payment arrangements	930	1,675
Other debt payments, excluding line of credit	8,027	4,259
Prepayment of debt	-	215,000

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Nine Months Ended

	December 31,

	2014	2013

Cash flows from operating activities:
Net earnings (loss)	(4,992)	38,026
Loss (earnings) from discontinued operations, net of tax	1,898	(1,507)
Non-cash operating activities:
Depreciation and amortization	84,971	75,698
Gain on disposal or impairment of assets	-	(2,567)
Loss on early extinguishment of debt	-	664
Deferred income taxes	(2,020)	(3,666)
Non-cash stock compensation expense	20,538	10,344
Changes in operating assets and liabilities:
Accounts receivable	7,528	3,964
Other assets	3,483	6,932
Deferred costs	(1,488)	(89)
Accounts payable and other liabilities	(29,415)	(11,756)
Deferred revenue	(10,180)	6,511
Net cash provided by operating activities	70,323	122,554
Cash flows from investing activities:
Capitalized software	(14,985)	(19,109)
Capital expenditures	(51,529)	(24,723)
Data acquisition costs	(1,497)	(4,660)
Payments from investments	-	3,633
Net cash paid in acquisitions	(265,672)	-
Net cash provided (used) by investing activities	(333,683)	(44,859)
Cash flows from financing activities:
Proceeds from debt	-	300,000
Payments of debt	(19,815)	(230,167)
Fees for debt refinancing	-	(4,370)
Sale of common stock, net of stock acquired for withholding taxes	(807)	69,106
Acquisition of treasury stock	(9,868)	(52,663)
Acquisition of noncontrolling interest	-	(600)
Net cash provided (used) by financing activities	(30,490)	81,306
Cash flows from discontinued operations:
From operating activities	209	(1,412)
From investing activities	2,927	(166)
Net cash provided (used) by discontinued operations	3,136	(1,578)
Effect of exchange rate changes on cash	(981)	511

Net change in cash and cash equivalents	(291,695)	157,934
Cash and cash equivalents at beginning of period	418,586	222,974
Cash and cash equivalents at end of period	126,891	380,908

Supplemental cash flow information:
Cash paid during the period for:
Interest	6,200	9,267
Income taxes	538	15,774
Payments on capital leases and installment payment arrangements	3,249	6,914
Other debt payments, excluding line of credit	16,566	8,253
Prepayment of debt	-	215,000

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	YTD FY2015	TTM 12/31/13	TTM 12/31/14

Net cash provided by operating activities - continuing operations	16,508	42,255	63,791	40,687	163,241	1,867	25,792	42,664	70,323	196,417	111,010
Net cash provided by operating activities - discontinued operations	341	(1,734)	(19)	3,147	1,735	(13)	82	140	209	(1,054)	3,356

Less:
Payments for investments	-	-	3,633	190	3,823	-	-	-	-	3,633	190
Capitalized software	(5,954)	(7,660)	(5,495)	(5,408)	(24,517)	(4,969)	(5,608)	(4,408)	(14,985)	(25,798)	(20,393)
Capital expenditures	(8,912)	(9,130)	(6,681)	(14,409)	(39,132)	(19,001)	(19,396)	(13,132)	(51,529)	(40,986)	(65,938)
Data acquisition costs	(1,961)	(913)	(1,786)	(3,085)	(7,745)	(635)	(468)	(394)	(1,497)	(6,766)	(4,582)
Discontinued operations investing activities	(8)	(139)	(19)	-	(166)	2,927	-	-	2,927	(418)	2,927
Payments on capital leases and installment payment arrangements	(2,900)	(2,339)	(1,675)	(1,465)	(8,379)	(1,235)	(1,084)	(930)	(3,249)	(10,480)	(4,714)
Other required debt payments	(1,990)	(2,004)	(4,259)	(4,263)	(12,516)	(4,267)	(4,272)	(8,027)	(16,566)	(11,768)	(20,829)

Total	(4,876)	18,336	47,490	15,394	76,344	(25,326)	(4,954)	15,913	(14,367)	102,780	1,027

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

										Q3 FY15 to Q3 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	YTD FY2015%		$
Revenue:
Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	208,246	599,177	0.8%	1,584
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	52,194	163,515	-16.0%	(9,905)
Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	260,440	762,692	-3.1%	(8,321)

Operating costs and expenses:
Cost of revenue	196,105	199,107	201,430	198,920	795,562	192,303	205,318	203,728	601,349	1.1%	2,298
Selling, general and administrative	37,615	42,859	43,383	45,519	169,376	46,938	50,483	47,345	144,766	9.1%	3,962
Impairment of goodwill and other	-	-	-	24,953	24,953	-	-	-	0	-	-
Gains, losses and other items, net	-	6,584	4,657	10,673	21,914	7,452	929	4,175	12,556	-10.4%	(482)

Total operating costs and expenses	233,720	248,550	249,470	280,065	1,011,805	246,693	256,730	255,248	758,671	2.3%	5,778

Income (loss) from operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	5,192	4,021	-73.1%	(14,099)
% Margin	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	2.0%	0.5%
Other expense
Interest expense	(3,019)	(2,980)	(3,114)	(2,558)	(11,671)	(2,571)	(2,395)	(2,610)	(7,576)	16.2%	504
Other, net	104	(350)	1,484	579	1,817	(413)	(115)	(34)	(562)	-102.3%	(1,518)
Total other expense	(2,915)	(3,330)	(1,630)	(1,979)	(9,854)	(2,984)	(2,510)	(2,644)	(8,138)	62.2%	(1,014)

Earnings (loss) from continuing operations before income taxes	20,543	15,897	17,661	(13,482)	40,619	(7,462)	797	2,548	(4,117)	-85.6%	(15,113)
Income taxes	8,040	6,459	3,083	12,045	29,627	(1,390)	2,293	(1,926)	(1,023)	-162.5%	(5,009)

Net earnings (loss) from continuing operations	12,503	9,438	14,578	(25,527)	10,992	(6,072)	(1,496)	4,474	(3,094)	-69.3%	(10,104)

Earnings (loss) from discontinued operations, net of tax	592	426	489	(3,696)	(2,189)	(1,532)	(48)	(318)	(1,898)	-165.0%	(807)

Net earnings (loss)	13,095	9,864	15,067	(29,223)	8,803	(7,604)	(1,544)	4,156	(4,992)	-72.4%	(10,911)

Less: Net gain (loss) attributable
to noncontrolling interest	(85)	25	-	-	(60)	-	-	-	-	-	-

Net earnings (loss) attributable to Acxiom	13,180	9,839	15,067	(29,223)	8,863	(7,604)	(1,544)	4,156	(4,992)	-72.4%	(10,911)

Diluted earnings (loss) per share - net earnings (loss) attributable
to Acxiom stockholders	0.17	0.13	0.19	(0.38)	0.12	(0.10)	(0.02)	0.05	(0.06)	-73.7%	(0.14)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
										Q3 FY15 to Q3 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	YTD FY2015%		$

Revenue:

Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	208,246	599,177	1%	1,584
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	52,194	163,515	-16%	(9,905)

Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	260,440	762,692	-3%	(8,321)

Income from continuing operations:

Marketing and data services	12,697	16,030	22,529	27,244	78,500	10,272	9,397	13,703	33,372	-39%	(8,826)
IT Infrastructure management services	10,761	11,967	6,316	3,803	32,847	4,739	4,130	3,780	12,649	-40%	(2,536)
Corporate	-	(8,770)	(9,554)	(42,550)	(60,874)	(19,489)	(10,220)	(12,291)	(42,000)	-29%	(2,737)

Total income (loss) from continuing operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	5,192	4,021	-73%	(14,099)

Margin:

Marketing and data services	6.8%	8.0%	10.9%	13.0%	9.7%	5.5%	4.6%	6.6%	5.6%
IT Infrastructure management services	15.5%	17.9%	10.2%	6.5%	12.8%	8.5%	7.4%	7.2%	7.7%

Total	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	2.0%	0.5%